CONDENSED CONSOLIDATED BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Jun. 30, 2012	Dec. 31, 2011
Current Assets:
Cash and cash equivalents	$ 2,192	$ 3,997
Restricted cash	79
Trade accounts receivable, net	3,039	7,675
Other current assets	806	1,041
Total Current Assets	6,116	12,713
Non-Current Assets:
Restricted cash		3,428
Property and equipment, net	696	1,021
Goodwill	12,501	14,238
Intangible assets and other, net	1,072	3,000
Total Non-Current Assets	14,269	21,687
TOTAL ASSETS	20,385	34,400
Current Liabilities:
Short-term bank credit	392	6,983
Convertible note	558
Trade accounts payable	1,829	3,403
Deferred revenues	847	739
Other current liabilities	986	3,272
Total Current Liabilities	4,612	14,397
Non-Current Liabilities
Accrued severance pay, net	407	410
Loans from banks and others	338	3,945
Convertible note	6,639
Derivative liabilities - Warrants	54	53
Total Non-Current Liabilities	7,438	4,408
Total Equity	8,335	15,595
TOTAL LIABILITIES AND EQUITY	$ 20,385	$ 34,400